                                                                      EXHIBIT 24
                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS that the undersigned, a Director of Chemed Corporation, hereby constitutes and appoints Kevin J. McNamara,
David P. Williams, Arthur V. Tucker and Naomi C. Dallob the true and lawful attorneys-in-fact of the undersigned, with full power in each to act without the others, for and in the name of the undersigned as such Director to sign any and all Registration Statements and amendments thereto, including Post-Effective Amendments, filed with the Securities and Exchange Commission relating to registration under the Securities Act of 1933 of interests in or Capital Stock of Chemed Corporation to be offered and sold pursuant to its 2006 Stock Incentive Plan.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 4th day of May, 2006.


                                      /s/ Edward L. Hutton
                                      ---------------------------
                                      Edward L. Hutton

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS that the undersigned, a Director of Chemed Corporation, hereby constitutes and appoints Kevin J. McNamara,
David P. Williams, Arthur V. Tucker and Naomi C. Dallob the true and lawful attorneys-in-fact of the undersigned, with full power in each to act without the others, for and in the name of the undersigned as such Director to sign any and all Registration Statements and amendments thereto, including Post-Effective Amendments, filed with the Securities and Exchange Commission relating to registration under the Securities Act of 1933 of interests in or Capital Stock of Chemed Corporation to be offered and sold pursuant to its 2006 Stock Incentive Plan.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 3rd day of May, 2006.


                                      /s/ Donald Breen, Jr.
                                      ---------------------------
                                      Donald Breen, Jr.

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS that the undersigned, a Director of Chemed Corporation, hereby constitutes and appoints Kevin J. McNamara,
David P. Williams, Arthur V. Tucker and Naomi C. Dallob the true and lawful attorneys-in-fact of the undersigned, with full power in each to act without the others, for and in the name of the undersigned as such Director to sign any and all Registration Statements and amendments thereto, including Post-Effective Amendments, filed with the Securities and Exchange Commission relating to registration under the Securities Act of 1933 of interests in or Capital Stock of Chemed Corporation to be offered and sold pursuant to its 2006 Stock Incentive Plan.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 3rd day of May, 2006.


                                      /s/ Charles H. Erhart
                                      ---------------------------
                                      Charles H. Erhart

                               POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS that the undersigned, a Director of Chemed Corporation, hereby constitutes and appoints Kevin J. McNamara,
David P. Williams, Arthur V. Tucker and Naomi C. Dallob the true and lawful attorneys-in-fact of the undersigned, with full power in each to act without the others, for and in the name of the undersigned as such Director to sign any and all Registration Statements and amendments thereto, including Post-Effective Amendments, filed with the Securities and Exchange Commission relating to registration under the Securities Act of 1933 of interests in or Capital Stock of Chemed Corporation to be offered and sold pursuant to its 2006 Stock Incentive Plan.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 3rd day of May, 2006.


                               /s/ Joel F. Gemunder
                               -----------------------------------
                               Joel F. Gemunder

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS that the undersigned, a Director of Chemed Corporation, hereby constitutes and appoints Kevin J. McNamara,
David P. Williams, Arthur V. Tucker and Naomi C. Dallob the true and lawful attorneys-in-fact of the undersigned, with full power in each to act without the others, for and in the name of the undersigned as such Director to sign any and all Registration Statements and amendments thereto, including Post-Effective Amendments, filed with the Securities and Exchange Commission relating to registration under the Securities Act of 1933 of interests in or Capital Stock of Chemed Corporation to be offered and sold pursuant to its 2006 Stock Incentive Plan.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 4th day of May, 2006.


                                /s/ Patrick P. Grace
                                -----------------------------------
                                Patrick P. Grace

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS that the undersigned, a Director of Chemed Corporation, hereby constitutes and appoints Kevin J. McNamara,
David P. Williams, Arthur V. Tucker and Naomi C. Dallob the true and lawful attorneys-in-fact of the undersigned, with full power in each to act without the others, for and in the name of the undersigned as such Director to sign any and all Registration Statements and amendments thereto, including Post-Effective Amendments, filed with the Securities and Exchange Commission relating to registration under the Securities Act of 1933 of interests in or Capital Stock of Chemed Corporation to be offered and sold pursuant to its 2006 Stock Incentive Plan.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 3rd day of May, 2006.


                                 /s/ Thomas C. Hutton
                                 ---------------------------
                                 Thomas C. Hutton

                               POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS that the undersigned, a Director of Chemed Corporation, hereby constitutes and appoints Kevin J. McNamara,
David P. Williams, Arthur V. Tucker and Naomi C. Dallob the true and lawful attorneys-in-fact of the undersigned, with full power in each to act without the others, for and in the name of the undersigned as such Director to sign any and all Registration Statements and amendments thereto, including Post-Effective Amendments, filed with the Securities and Exchange Commission relating to registration under the Securities Act of 1933 of interests in or Capital Stock of Chemed Corporation to be offered and sold pursuant to its 2006 Stock Incentive Plan.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 3rd day of May, 2006.


                                      /s/ Walter L. Krebs
                                      ---------------------------
                                      Walter L. Krebs

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS that the undersigned, a Director of Chemed Corporation, hereby constitutes and appoints Kevin J. McNamara,
David P. Williams, Arthur V. Tucker and Naomi C. Dallob the true and lawful attorneys-in-fact of the undersigned, with full power in each to act without the others, for and in the name of the undersigned as such Director to sign any and all Registration Statements and amendments thereto, including Post-Effective Amendments, filed with the Securities and Exchange Commission relating to registration under the Securities Act of 1933 of interests in or Capital Stock of Chemed Corporation to be offered and sold pursuant to its 2006 Stock Incentive Plan.

         IN WITNESS WHEREOF, the undersigned has hereunto set her hand and seal this 5th day of May, 2006.

                             /s/ Sandra E. Laney
                             ------------------------------
                             Sandra E. Laney

                               POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS that the undersigned, a Director of Chemed Corporation, hereby constitutes and appoints Kevin J. McNamara,
David P. Williams, Arthur V. Tucker and Naomi C. Dallob the true and lawful attorneys-in-fact of the undersigned, with full power in each to act without the others, for and in the name of the undersigned as such Director to sign any and all Registration Statements and amendments thereto, including Post-Effective Amendments, filed with the Securities and Exchange Commission relating to registration under the Securities Act of 1933 of interests in or Capital Stock of Chemed Corporation to be offered and sold pursuant to its 2006 Stock Incentive Plan.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 3rd day of May, 2006.


                                      /s/ Timothy S. O'Toole
                                      ---------------------------
                                      Timothy S. O'Toole

                               POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS that the undersigned, a Director of Chemed Corporation, hereby constitutes and appoints Kevin J. McNamara,
David P. Williams, Arthur V. Tucker and Naomi C. Dallob the true and lawful attorneys-in-fact of the undersigned, with full power in each to act without the others, for and in the name of the undersigned as such Director to sign any and all Registration Statements and amendments thereto, including Post-Effective Amendments, filed with the Securities and Exchange Commission relating to registration under the Securities Act of 1933 of interests in or Capital Stock of Chemed Corporation to be offered and sold pursuant to its 2006 Stock Incentive Plan.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 3rd day of May, 2006.

                                  /s/ Donald E. Saunders
                                  -----------------------------------
                                  Donald E. Saunders

                               POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS that the undersigned, a Director of Chemed Corporation, hereby constitutes and appoints Kevin J. McNamara,
David P. Williams, Arthur V. Tucker and Naomi C. Dallob the true and lawful attorneys-in-fact of the undersigned, with full power in each to act without the others, for and in the name of the undersigned as such Director to sign any and all Registration Statements and amendments thereto, including Post-Effective Amendments, filed with the Securities and Exchange Commission relating to registration under the Securities Act of 1933 of interests in or Capital Stock of Chemed Corporation to be offered and sold pursuant to its 2006 Stock Incentive Plan.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 4th day of May, 2006.

                                 /s/ George J. Walsh III
                                 ---------------------------
                                 George J. Walsh III

                               POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS that the undersigned, a Director of Chemed Corporation, hereby constitutes and appoints Kevin J. McNamara,
David P. Williams, Arthur V. Tucker and Naomi C. Dallob the true and lawful attorneys-in-fact of the undersigned, with full power in each to act without the others, for and in the name of the undersigned as such Director to sign any and all Registration Statements and amendments thereto, including Post-Effective Amendments, filed with the Securities and Exchange Commission relating to registration under the Securities Act of 1933 of interests in or Capital Stock of Chemed Corporation to be offered and sold pursuant to its 2006 Stock Incentive Plan.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 3rd day of May, 2006.

                                /s/ Frank E. Wood
                                ---------------------------
                                Frank E. Wood